UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 1, 2011

Health Net, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12718	95-4288333
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21650 Oxnard Street, Woodland Hills, California		91367
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(818) 676-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 1, 2011, the Centers for Medicare & Medicaid Services ("CMS") notified Health Net, Inc. (the "Company") that it has lifted its marketing and enrollment sanctions against the Company’s Medicare program. While CMS determined that the Company has demonstrated sufficient progress in correcting its deficiencies to merit lifting these sanctions, the Company’s Medicare Prescription Drug Plans will not receive any new low income subsidy auto-assignees from CMS at this time. However, low income subsidy members can make their own choice to enroll in the Company’s products during the upcoming annual enrollment period. The Company will immediately resume marketing of its Medicare Advantage and Prescription Drug Plan products and may begin enrolling beneficiaries with effective dates beginning September 1, 2011.

CAUTIONARY STATEMENT: All statements in this Current Report on Form 8-K, other than statements of historical information provided herein, may be deemed to be forward-looking statements and as such are subject to a number of risks and uncertainties. These statements are based on management’s analysis, judgment, belief and expectation only as of the date hereof, and are subject to uncertainty and changes in circumstances. Without limiting the foregoing, statements including the words "believes," "anticipates," "plans," "expects," "may," "should," "could," "estimate," "intend" and other similar expressions are intended to identify forward-looking statements. Actual results could differ materially due to, among other things, health care reform, including the ultimate impact of the Affordable Care Act, which could materially adversely affect Health Net’s financial condition, results of operations and cash flows through, among other things, reduced revenues, new taxes, expanded liability, and increased costs (including medical, administrative, technology or other costs), or require changes to the ways in which Health Net does business; rising health care costs; continued slow economic growth or a further decline in the economy; negative prior period claims reserve developments; trends in medical care ratios; membership declines; unexpected utilization patterns or unexpectedly severe or widespread illnesses; rate cuts affecting Health Net’s Medicare or Medicaid businesses; any liabilities of the Northeast business that were incurred prior to the closing of its sale as well as those liabilities incurred through the winding-up and running-out period of the Northeast business; litigation costs; regulatory issues with agencies such as the California Department of Managed Health Care, the Centers for Medicare and Medicaid Services and state departments of insurance; operational issues; noncompliance by Health Net or Health Net’s business associates with any privacy laws or any security breach involving the misappropriation, loss or other unauthorized use or disclosure of confidential information; investment portfolio impairment charges; volatility in the financial markets; and general business and market conditions. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the "Risk Factors" section included within Health Net’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission ("SEC") and the risks discussed in the Company’s subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to publicly revise any of its forward-looking statements to reflect events or circumstances that arise after the date of this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Net, Inc.

August 1, 2011	By:	/s/ Angelee F. Bouchard

Name: Angelee F. Bouchard
Title: Senior Vice President, General Counsel and Secretary